UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                               KNIGHT-RIDDER, INC.

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       pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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

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

Document 1 of 4:


[KNIGHT-RIDDER,INC. LOGO]


DEAR KNIGHT RIDDER EMPLOYEE:

We are announcing today a significant development for all of you, and for our shareholders, readers, advertisers and the communities we serve. We have entered into an agreement with The McClatchy Company, under which it will acquire all of the outstanding shares of Knight Ridder for $40 in cash and a fixed fraction of ..5118 shares of McClatchy Class A common stock, having a current total value of $67.25. The transaction values Knight Ridder at approximately $6.5 billion.

The McClatchy Co. will have 32 daily newspapers and approximately 50 non-dailies after the planned sale of 12 Knight Ridder newspapers. The papers being divested include the Philadelphia Inquirer and Daily News, the San Jose Mercury News, the Contra Costa Times, the Akron Beacon Journal, the St. Paul Pioneer Press, the Fort Wayne News-Sentinel, the Monterey Herald, the Duluth News Tribune, the Wilkes Barre Times Leader, the Aberdeen American News and the Grand Forks Herald.

For those 12 newspapers that are being sold, the uncertainty is not over, and I regret that very much.

It has been a privilege to lead this company, as the CEO for the past 11 years, and as president for six years before that. I think all of us feel that Knight Ridder is special. Its heritage, its ethics, its values and its people command our affection and respect. We have believed in strong journalism and also in fairness and opportunity for all our employees, in service to our communities, readers and advertisers.

The result has been newspapers and other print and online products in which we take great pride and about which our communities have felt good, created by people who are passionate in their mission. That is a very precious legacy. By your unstinting effort, we have made a vital contribution to our society. For that support, I want to thank you again.

As we transition to new ownership, I am counting on all of you to give your work, and your relationships, that same investment of care and energy that have always characterized both. And I will do the same. Our newspapers remain central to the lives of their communities. Our Web sites and targeted publications will continue to grow rapidly, so long as they receive the same attention they have up until now. Your commitment now will guarantee the best possible outcome.

After a thorough and thoughtful review of the strategic alternatives available, including much consultation with Knight Ridder's senior management, the Board has approved the proposed sale.
The McClatchy sale is expected to close some time this summer. The closing will be subject to customary conditions, including shareholder approval. Until then, it will remain business as usual, with our longstanding emphasis on reader satisfaction and customer service. As the transition progresses, we will make every effort to keep you up to date.

Recognizing that this announcement will create anxiety and curiosity about what happens next, we have prepared a list of questions and answers for you, which is attached.

Let me take this opportunity to thank all of you once again, for your dedication, support and willingness to stay focused during what I know has been a challenging time. It is that commitment that has made Knight Ridder a great company.

Lastly, as always, should you receive calls or inquiries from the media, please continue to direct all questions to Polk Laffoon at 408-938-7838.

                                                              TONY RIDDER

GENERAL

Q:   HOW LONG WILL THE ACQUISITION PROCESS TAKE?
A: While there can be no certainty in matters like this, our best estimate is some time this summer. We will keep you posted.

Q:   WHAT WILL HAPPEN TO ME DURING THIS TRANSITION?
A: This newspaper's most valuable asset is our employees. We must stay focused on producing our newspapers, Web sites, community and other publications at the high standards for which we are known. We need to provide readers with superior editorial content; we need to provide readers and advertisers with superb customer service.

Q: WHAT WILL BE THE IMPACT OF THE TRANSACTION ON STAFFING? WILL THERE BE ANY LAYOFFS?
A: During the transition period there are no lay offs planned. It is also our understanding that McClatchy is not planning across the board layoffs. However, there may be some synergies and duplication of effort in areas that could result in some reduction in staff in the future.

Q:   WILL THERE BE CHANGES IN THE WAY OUR LOCAL COMPANY OPERATES?
A:   During this period of transition, we will continue business as usual.

Q: WHY DIDN'T YOU INFORM THE EMPLOYEES OF THE SALE PRIOR TO RELEASING IT TO THE PUBLIC?
A: Federal securities laws prevented us from discussing the transaction with employees prior to publicly disclosing it. This announcement is the culmination of the process of "seeking strategic alternatives" that we announced last November. We are providing this FAQ to try to keep you as informed as possible, as we have done up to now and as we will continue to do in the weeks ahead.

Q:   WHEN WILL I KNOW SPECIFICALLY HOW I WILL BE AFFECTED?
A: As we have said, we expect business as usual during the transition. While we don't have all the answers to all questions at this point, we will keep employees informed in as timely a fashion as we can. To that end, we will be updating krern.com with information as it becomes available. Additionally you will be able to submit questions through the site.

BENEFITS AND COMPENSATION

The benefits to which we refer in the Q&A below are those provided currently by our programs for NON-UNION employees. Some unionized employees participate in these benefit plans. The questions and answers below make no attempt to address other plans provided to unionized employees through their collective bargaining agreements.

Please note that the information in these frequently asked questions is based on our current understanding of McClatchy's plans. Of course, any benefits that may become available under McClatchy's plans will be determined by the applicable plan document.

COMPENSATION

Q:   DOES TODAY'S ANNOUNCEMENT AFFECT MY COMPENSATION?
A: During the transition we don't expect changes in compensation outside of the normal course of business. Compensation decisions after the transaction is complete will be made by McClatchy.

Q:   WHAT HAPPENS TO MY VACATION AND SICK BENEFITS?
A: During the transition period, we don't expect any changes to these programs.


HEALTH & WELFARE BENEFITS

Q: WHAT HAPPENS TO MY CURRENT KNIGHT RIDDER HEALTH AND WELFARE BENEFITS DURING THIS TRANSITION PERIOD?
A:   Your current coverage options will continue under their existing terms.

Q: IF I CONTINUE WITH MCCLATCHY, WHAT HAPPENS TO MY HEALTH AND WELFARE BENEFITS AFTER THE TRANSACTION IS COMPLETE?
A: We do not yet know how McClatchy intends to transition the health & welfare plans. However we understand that McClatchy offers a comprehensive health plan for eligible employees and dependents.

STOCK PURCHASE PLAN

Q:   DOES KNIGHT RIDDER STOCK CONTINUE TO TRADE DURING THE TRANSITION PERIOD.
A:   Yes.

Q:   CAN I CONTINUE TO PARTICIPATE IN KNIGHT RIDDER'S EMPLOYEE STOCK PURCHASE
     PLAN?
A: Yes, during the transition period. However at the time of the close, the employee stock purchase plan will terminate. In connections with such termination, the final purchase period will end seven days prior to the close. You will be receiving information on this process in the coming days.

Q:   MAY I WITHDRAW FROM THE PLAN DURING THE TRANSITION PERIOD?
A: Yes, the plan continues to operate normally until seven days before the close.

Q: DOES THIS PROCESS AFFECT THE SHARES I HOLD THROUGH THE EMPLOYEE STOCK PURCHASE PLAN?
A: Yes, as with any other Knight Ridder shares you may own, these shares will be exchanged for cash and stock upon close of the transaction. You will be receiving information on this process in coming days.

STOCK OPTIONS

Q:   WHAT WILL HAPPEN TO MY STOCK OPTIONS IF WE ARE ACQUIRED?
A: McClatchy will not be assuming or substituting any of your currently outstanding options for equivalent McClatchy options in connection with the transaction. Consequently all of your options which have not expired as of seven days prior to the close will become 100% vested and exercisable at that time. You may choose to exercise your vested options prior to the close. If you do not do so, your vested options will be cashed out and terminated.

PENSION PLAN BENEFITS UNDER THE KNIGHT RIDDER PLAN

Q:   WILL I LOSE MY VESTED PENSION BENEFIT DUE TO THIS TRANSACTION?
A: No. Any earned and vested pension benefit, by law, may not be taken away. You earn a benefit each year of service granted. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after this transaction. To find out more about your pension benefit, visit www.krern.com and follow the retirement links. You can review the plan and complete a benefit calculation.

Q:   WILL I CONTINUE TO EARN A PENSION BENEFIT UNDER THE KNIGHT RIDDER PLAN?
A: During the transition you will continue to earn benefits under the Knight Ridder Pension Plan. For those employees who transition to McClatchy, they also offer a defined benefit plan and we expect that they will continue to do so for all of the eligible employees.

401K PLAN BENEFITS


Q:   What happens to my 401k?

A: During the transition your 401k will continue as before and you are 100% vested in the amount you have contributed. After the transaction is complete, for those employees continuing with McClatchy, they also offer a 401(k) plan and we expect that they will continue to do so for all of the eligible employees.

Q:   WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401K ACCOUNT?

A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close like any other Knight Ridder share in the transaction. You will be receiving information on this process in coming days.


Q:   WHAT SHOULD I DO WITH THE KNIGHT RIDDER STOCK IN MY 401K ACCOUNT?
A: Knight Ridder may not provide investment advice. You should seek advice from a financial counselor if you are concerned about your Knight Ridder investment. In 2003 the Plan was amended to allow you to decrease or increase your vested Knight Ridder shares.

Q:   MAY I TRANSFER MY 401K PLAN BENEFIT TO AN IRA?
A: As long as the Knight Ridder Plan is operating, you may only take a distribution if you:


     1.   Terminate employment.
     2.   Attain the age of 59 1/2.
     3.   Are granted a hardship withdrawal by the Plan administrator.


IF YOU HAVE ADDITIONAL QUESTIONS PLEASE SUBMIT THEM THROUGH YOUR LOCAL HUMAN RESOURCES DEPARTMENT OR THROUGH THE Q&A SECTION ON krern.com.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Document 2 of 4:


[KNIGHT RIDDER LOGO]

DEAR KNIGHT RIDDER EMPLOYEE:

We are announcing today a significant development for all of you, and for our shareholders, readers, advertisers and the communities we serve. We have entered into an agreement with The McClatchy Company, under which it will acquire all of the outstanding shares of Knight Ridder for $40 in cash and a fixed fraction of ..5118 shares of McClatchy Class A common stock, having a current total value of $67.25 per share. The transaction values Knight Ridder at approximately $6.5 billion.

The McClatchy Co. will have 32 daily newspapers and approximately 50 non-dailies after the planned sale of 12 Knight Ridder newspapers. The papers being divested include the Philadelphia Inquirer and Daily News, the San Jose Mercury News, the Contra Costa Times, the Akron Beacon Journal, the St. Paul Pioneer Press, the Fort Wayne News-Sentinel, the Monterey Herald, the Duluth News Tribune, the Wilkes Barre Times Leader, the Aberdeen American News and the Grand Forks Herald.

For those 12 newspapers that are being sold, the uncertainty is not over, and I regret that very much.

It has been a privilege to lead this company, as the CEO for the past 11 years, and as president for six years before that. I think all of us feel that Knight Ridder is special. Its heritage, its ethics, its values and its people command our affection and respect. We have believed in strong journalism and also in fairness and opportunity for all our employees, in service to our communities, readers and advertisers.

The result has been newspapers and other print and online products in which we take great pride and about which our communities have felt good, created by people who are passionate in their mission. That is a very precious legacy. By your unstinting effort, we have made a vital contribution to our society. For that support, I want to thank you again.

As we transition to new ownership, I am counting on all of you to give your work, and your relationships, that same investment of care and energy that have always characterized both. And I will do the same. Our newspapers remain central to the lives of their communities. Our Web sites and targeted publications will continue to grow rapidly, so long as they receive the same attention they have up until now. Your commitment now will guarantee the best possible outcome.

After a thorough and thoughtful review of the strategic alternatives available, including much consultation with Knight Ridder's senior management, the Board has approved the proposed sale.

The McClatchy sale is expected to close some time this summer. The closing will be subject to customary conditions, including shareholder approval. Until then, it will remain business as usual, with our longstanding emphasis on reader satisfaction and customer service. As the transition progresses, we will make every effort to keep you up to date.

Recognizing that this announcement will create anxiety and curiosity about what happens next, we have prepared a list of questions and answers for you, which is attached.

Let me take this opportunity to thank all of you once again, for your dedication, support and willingness to stay focused during what I know has been a challenging time. It is that commitment that has made Knight Ridder a great company.

Lastly, as always, should you receive calls or inquiries from the media, please continue to direct all questions to Polk Laffoon at 408-938-7838.

                                    TONY RIDDER

GENERAL

Q:    HOW LONG WILL MCCLATCHY'S DIVESTITURE PROCESS TAKE?
A: While there can be no certainty in matters like this, our best estimate is that the acquisition of Knight Ridder will close some time this summer, and the divestiture process will run concurrently. But it just isn't clear at this time how long that process will take.

Q:    WHAT WILL HAPPEN TO ME DURING THIS TRANSITION?
A: This newspaper's most valuable asset is our employees. We must stay focused on producing our newspapers, Web sites, community and other publications at the high standards for which we are known. We need to provide readers with superior editorial content; we need to provide readers and advertisers with superb customer service.

Q:    WHAT WILL BE THE IMPACT OF THE TRANSACTION ON STAFFING? WILL
      THERE BE ANY LAYOFFS?
A: Unfortunately, now, as always, there are no guarantees. And, just as in the past, staffing decisions will be very much driven by the performance of this business, regardless of any change in ownership.

Q:    WILL THERE BE CHANGES IN THE WAY OUR LOCAL COMPANY
      OPERATES?
A: During this period of transition, we will continue business as usual.

Q:    WHY DIDN'T YOU INFORM THE EMPLOYEES OF THE SALE PRIOR TO
      RELEASING IT TO THE PUBLIC?
A: Federal securities laws prevented us from discussing the transaction with employees prior to publicly disclosing it. This announcement is the culmination of the process of "seeking strategic alternatives" that we announced last November. We are providing this FAQ to try to keep you as informed as possible, as we have done up to now and as we will continue to do in the weeks ahead.

Q:    WHEN WILL I KNOW SPECIFICALLY HOW I WILL BE AFFECTED?
A: As we have said, we expect business as usual during the transition. While we don't have all the answers to all questions at this point, we will keep employees informed in as timely a fashion as we can.

Q:    I AM A MEMBER OF A UNION; HOW IS MY CONTRACT AFFECTED?
A: We cannot address what will happen with any further transaction between McClatchy and another company.

BENEFITS AND COMPENSATION

The benefits to which we refer in the Q&A below are those provided currently by our programs for NON-UNION employees. Some unionized employees participate in these benefit plans. The questions and answers below make no attempt to address other plans provided to unionized employees through their collective bargaining agreements.

Please note that the information in these frequently asked questions is based on our current understanding of McClatchy's plans. Of course, any benefits that may become available under McClatchy's plans will be determined by the applicable plan document.

COMPENSATION

Q:    DOES TODAY'S ANNOUNCEMENT AFFECT MY COMPENSATION?
A: During the transition we don't expect changes in compensation outside of the normal course of business. We can not predict what will happen after any sale by McClatchy.

Q:    WHAT HAPPENS TO MY VACATION AND SICK BENEFITS?
A: During the transition period, we don't expect any changes to these programs.

Q:    WILL THERE BE LAY OFFS?
A: It is our understanding McClatchy is not planning across the board layoffs. Of course, we can not speak to decisions that may be made by a future acquirer.

HEALTH & WELFARE BENEFITS

Q:    WHAT HAPPENS TO MY CURRENT KNIGHT RIDDER HEALTH AND WELFARE
      BENEFITS DURING THIS TRANSITION PERIOD?
A: Your current coverage options will continue under their existing terms.

Q:    WHAT HAPPENS TO MY HEALTH AND WELFARE BENEFITS AFTER THE
      TRANSACTION IS COMPLETE?
A: We do not yet know how McClatchy intends to transition the health & welfare plans. However, we understand that McClatchy offers a comprehensive health plan for eligible employees and dependents. We can not predict what will happen after any sale by McClatchy.

STOCK PURCHASE PLAN

Q:    DOES KNIGHT RIDDER STOCK CONTINUE TO TRADE DURING THE
      TRANSITION PERIOD.
A:    Yes.

Q:    CAN I CONTINUE TO PARTICIPATE IN KNIGHT RIDDER'S EMPLOYEE
      STOCK PURCHASE PLAN?
A: Yes, during the transition period. However at the time of the close, the employee stock purchase plan will terminate. In connections with such termination, the final purchase period will end seven days prior to the close. You will be receiving information on this process in the coming days.

Q:    MAY I WITHDRAW FROM THE PLAN DURING THE TRANSITION PERIOD?
A: Yes, the plan continues to operate normally until seven days before the close.

Q:    DOES THIS PROCESS AFFECT THE SHARES I HOLD THROUGH THE
      EMPLOYEE STOCK PURCHASE PLAN?
A: Yes, as with any other Knight Ridder shares you may own, these shares will be exchanged for cash and stock upon close of the transaction. You will be receiving information on this process in coming days.

STOCK OPTIONS

Q:    WHAT WILL HAPPEN TO MY STOCK OPTIONS IF WE ARE ACQUIRED?
A: McClatchy will not be assuming or substituting any of your currently outstanding options for equivalent McClatchy options in connection with the transaction. Consequently all of your options which have not expired as of seven days prior to the close will become 100% vested and exercisable at that time. You may choose to exercise your vested options prior to the close. If you do not do so, your vested options will be cashed out and terminated.

PENSION PLAN BENEFITS UNDER THE KNIGHT RIDDER PLAN

Q:    WILL I LOSE MY VESTED PENSION BENEFIT DUE TO THIS
      TRANSACTION AND THE PLANNED SALE?
A: No. Any earned and vested pension benefit, by law, may not be taken away. You earn a benefit each year of service granted. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after this transaction. To find out more about your pension benefit, visit www.krern.com and follow the retirement links. You can review the plan and complete a benefit calculation.

Q:    WILL I CONTINUE TO EARN A PENSION BENEFIT UNDER THE KNIGHT
      RIDDER PLAN?
A: During the transition you will continue to earn benefits under the Knight Ridder Pension Plan. For those employees who transition to McClatchy, they also offer a defined benefit plan and we expect that they will continue to do so for all of the eligible employees. We can not predict what will happen after any sale by McClatchy.

401K PLAN BENEFITS

Q:    WHAT HAPPENS TO MY 401K?

A: During the transition your 401k will continue as before and you are 100% vested in the amount you have contributed. After the transaction is complete, for those employees continuing with McClatchy, they also offer a 401(k) plan and we expect that they will continue to do so for all of the eligible employees. We can not predict what will happen after any sale by McClatchy.

Q:    WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401K ACCOUNT?

A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close like any other Knight Ridder share in the transaction. You will be receiving information on this process in coming days.


Q:    WHAT SHOULD I DO WITH THE KNIGHT RIDDER STOCK IN MY 401K
      ACCOUNT?
A: Knight Ridder may not provide investment advice. You should seek advice from a financial counselor if you are concerned about your Knight Ridder investment. In 2003 the Plan was amended to allow you to decrease or increase your vested Knight Ridder shares.

Q:    MAY I TRANSFER MY 401K PLAN BENEFIT TO AN IRA?
A: As long as the Knight Ridder Plan is operating, you may only take a distribution if you:

      1. Terminate employment.
      2. Attain the age of 59 1/2.
      3. Are granted a hardship withdrawal by the Plan administrator.


IF YOU HAVE ADDITIONAL QUESTIONS PLEASE SUBMIT THEM THROUGH YOUR LOCAL HUMAN RESOURCES DEPARTMENT.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

      Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

      McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Document 3 of 4:


[KNIGHT RIDDER LOGO]

DEAR KNIGHT RIDDER EMPLOYEE:

We are announcing today a significant development for all of you, and for our shareholders, readers, advertisers and the communities we serve. We have entered into an agreement with The McClatchy Company, under which it will acquire all of the outstanding shares of Knight Ridder for $40 in cash and a fixed fraction of ..5118 shares of McClatchy Class A common stock, having a current total value of $67.25 per share. The transaction values Knight Ridder at approximately $6.5 billion.

The McClatchy Co. will have 32 daily newspapers and approximately 50 non-dailies after the planned sale of 12 Knight Ridder newspapers. The papers being divested include the Philadelphia Inquirer and Daily News, the San Jose Mercury News, the Contra Costa Times, the Akron Beacon Journal, the St. Paul Pioneer Press, the Fort Wayne News-Sentinel, the Monterey Herald, the Duluth News Tribune, the Wilkes Barre Times Leader, the Aberdeen American News and the Grand Forks Herald.

For those 12 newspapers that are being sold, the uncertainty is not over, and I regret that very much.

It has been a privilege to lead this company, as the CEO for the past 11 years, and as president for six years before that. I think all of us feel that Knight Ridder is special. Its heritage, its ethics, its values and its people command our affection and respect. We have believed in strong journalism and also in fairness and opportunity for all our employees, in service to our communities, readers and advertisers.

The result has been newspapers and other print and online products in which we take great pride and about which our communities have felt good, created by people who are passionate in their mission. That is a very precious legacy. By your unstinting effort, we have made a vital contribution to our society. For that support, I want to thank you again.

As we transition to new ownership, I am counting on all of you to give your work, and your relationships, that same investment of care and energy that have always characterized both. And I will do the same. Our newspapers remain central to the lives of their communities. Our Web sites and targeted publications will continue to grow rapidly, so long as they receive the same attention they have up until now. Your commitment now will guarantee the best possible outcome.

After a thorough and thoughtful review of the strategic alternatives available, including much consultation with Knight Ridder's senior management, the Board has approved the proposed sale.

The McClatchy sale is expected to close some time this summer. The closing will be subject to customary conditions, including shareholder approval. Until then, it will remain business as usual, with our longstanding emphasis on reader satisfaction and customer service. As the transition progresses, we will make every effort to keep you up to date.

Recognizing that this announcement will create anxiety and curiosity about what happens next, we have prepared a list of questions and answers for you, which is attached.

Let me take this opportunity to thank all of you once again, for your dedication, support and willingness to stay focused during what I know has been a challenging time. It is that commitment that has made Knight Ridder a great company.

Lastly, as always, should you receive calls or inquiries from the media, please continue to direct all questions to Polk Laffoon at 408-938-7838.

                                    TONY RIDDER

GENERAL

Q:    HOW LONG WILL THE ACQUISITION PROCESS TAKE?
A: While there can be no certainty in matters like this, our best estimate is some time this summer. We will keep you posted.

Q:    WHAT WILL HAPPEN TO ME DURING THIS TRANSITION?
A: This Company's most valuable asset is our employees. We must stay focused on producing our newspapers, Web sites, community and other publications at the high standards for which we are known. We need to provide readers with superior editorial content; we need to provide readers and advertisers with superb customer service.

Q:    WHAT WILL BE THE IMPACT OF THE TRANSACTION ON STAFFING? WILL
      THERE BE ANY LAYOFFS?
A: McClatchy will be making decisions about how it will operate, including whether to offer opportunities to any Knight Ridder corporate employees. We do not know their specific plans at this time. McClatchy plans to make and communicate that determination to affected employees soon.

Q:    WILL THERE BE CHANGES IN THE WAY WE OPERATE?
A: During this period of transition, we will continue business as usual.

Q:    WHY DIDN'T YOU INFORM THE EMPLOYEES OF THE SALE PRIOR TO
      RELEASING IT TO THE PUBLIC?
A: Federal securities laws prevented us from discussing the transaction with employees prior to publicly disclosing it. This announcement is the culmination of the process of "seeking strategic alternatives" that we announced last November. We are providing this FAQ to try to keep you as informed as possible, as we have done up to now and will continue to do in the weeks ahead

Q:    WHEN WILL I KNOW SPECIFICALLY HOW I WILL BE AFFECTED?
A: As we have said, we expect business as usual during the transition. While we don't have all the answers to all questions at this point, we will keep employees informed in as timely a fashion as we can. Please feel free to raise any questions you have that we have not addressed. We will answer such questions, if any, where information is available.

BENEFITS AND COMPENSATION

The benefits to which we refer in the Q&A below are those provided currently by our programs for NON-UNION employees. Some unionized employees participate in these benefit plans. The questions and answers below make no attempt to address other plans provided to unionized employees through their collective bargaining agreements.

Please note that the information in these frequently asked questions is based on our current understanding of McClatchy's plans. Of course, any benefits that may become available under McClatchy's plans will be determined by the applicable plan document.

COMPENSATION

Q:    DOES TODAY'S ANNOUNCEMENT AFFECT MY COMPENSATION?
A: During the transition we don't expect changes in compensation outside of the normal course of business. All employment and compensation decisions after the transaction is complete will be made by McClatchy.

Q:    WHAT HAPPENS TO MY VACATION AND SICK BENEFITS?
A: During the transition period, we don't expect any changes to these programs.

Q:    WILL I RECEIVE SEVERANCE IF MCCLATCHY DOES NOT CONTINUE MY
      EMPLOYMENT IN MY CURRENT JOB AT MY CURRENT LOCATION?
A: Yes, severance will be available to those eligible employees who are not offered positions and who do not qualify for another type of severance program, subject to the terms and conditions of the applicable plan.

HEALTH & WELFARE BENEFITS

Q:    WHAT HAPPENS TO MY CURRENT KNIGHT RIDDER HEALTH AND WELFARE
      BENEFITS DURING THIS TRANSITION PERIOD?
A: Your current coverage options will continue under their existing terms.

Q:    IF I CONTINUE WITH MCCLATCHY, WHAT HAPPENS TO MY HEALTH AND
      WELFARE BENEFITS AFTER THE TRANSACTION IS COMPLETE?
A: We do not yet know how McClatchy intends to transition the health & welfare plans. However we understand that McClatchy offers a comprehensive health plan for eligible employees and dependents.

STOCK PURCHASE PLAN

Q:    DOES KNIGHT RIDDER STOCK CONTINUE TO TRADE DURING THE
      TRANSITION PERIOD.
A:    Yes.

Q:    CAN I CONTINUE TO PARTICIPATE IN KNIGHT RIDDER'S EMPLOYEE
      STOCK PURCHASE PLAN?
A: Yes, during the transition period. However at the time of the close, the employee stock purchase plan will terminate. In connections with such termination, the final purchase period will end seven days prior to the close. You will be receiving information on this process in the coming days.

Q:    MAY I WITHDRAW FROM THE PLAN DURING THE TRANSITION PERIOD?
A: Yes, the plan continues to operate normally until seven days before the close.

Q:    DOES THIS PROCESS AFFECT THE SHARES I HOLD THROUGH THE
      EMPLOYEE STOCK PURCHASE PLAN?
A: Yes, as with any other Knight Ridder shares you may own, these shares will be exchanged for cash and stock upon close of the transaction. You will be receiving information on this process in coming days.

STOCK OPTIONS

Q:    WHAT WILL HAPPEN TO MY STOCK OPTIONS IF WE ARE ACQUIRED?
A: McClatchy will not be assuming or substituting any of your currently outstanding options for equivalent McClatchy options in connection with the transaction. Consequently all of your options which have not expired as of seven days prior to the close will become 100% vested and exercisable at that time. You may choose to exercise your vested options prior to the close. If you do not do so, your vested options will be cashed out and terminated.

PENSION PLAN BENEFITS UNDER THE KNIGHT RIDDER PLAN

Q:    WILL I LOSE MY VESTED PENSION BENEFIT DUE TO THIS
TRANSACTION?
A: No. Any earned and vested pension benefit, by law, may not be taken away. You earn a benefit each year of service granted. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after this transaction. To find out more about your pension benefit, visit www.krern.com and follow the retirement links. You can review the plan and complete a benefit calculation.

Q:    WILL I CONTINUE TO EARN A PENSION BENEFIT UNDER THE KNIGHT
      RIDDER PLAN?
A: During the transition you will continue to earn benefits under the Knight Ridder Pension Plan. For those employees who transition to McClatchy, they also offer a defined benefit plan and we expect that they will continue to do so for all of the eligible employees.

401K PLAN BENEFITS

Q:    WHAT HAPPENS TO MY 401K?

A: During the transition your 401k will continue as before and you are 100% vested in the amount you have contributed. After the transaction is complete, for those employees continuing with McClatchy, they also offer a 401(k) plan and we expect that they will continue to do so for all of the eligible employees.

Q:    WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401K ACCOUNT?

A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close like any other Knight Ridder share in the transaction. You will be receiving information on this process in coming days.


Q:    WHAT SHOULD I DO WITH THE KNIGHT RIDDER STOCK IN MY 401K
      ACCOUNT?
A: Knight Ridder may not provide investment advice. You should seek advice from a financial counselor if you are concerned about your Knight Ridder investment. In 2003 the Plan was amended to allow you to decrease or increase your vested Knight Ridder shares.

Q:    MAY I TRANSFER MY 401K PLAN BENEFIT TO AN IRA?
A: As long as the Knight Ridder Plan is operating, you may only take a distribution if you:

      1. Terminate employment.
      2. Attain the age of 59 1/2.
      3. Are granted a hardship withdrawal by the Plan administrator.

IF YOU HAVE ADDITIONAL QUESTIONS PLEASE SUBMIT THEM THROUGH YOUR LOCAL HUMAN RESOURCES DEPARTMENT OR THROUGH THE Q&A SECTION ON KRERN.COM.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

      Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

      McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Document 4 of 4:


 [THE MCCLATCHY COMPANY LOGO]



Contacts for The McClatchy Company:       Contacts for Knight-Ridder, Inc.:
Elaine Lintecum                           Polk Laffoon
916-321-1846                              408-938-7838
Cindy Leggett-Flynn or Ellen Gonda        Judith Wilkinson or Sharon Goldstein
Brunswick Group                           Joele Frank, Wilkinson Brimmer Katcher
212-333-3810                              212-355-4449



                       McCLATCHY TO ACQUIRE KNIGHT RIDDER
             - BECOMES COUNTRY'S SECOND LARGEST NEWSPAPER PUBLISHER

  $6.5 BILLION DEAL UNITES TWO HISTORIC FRANCHISES FOCUSED ON GREAT JOURNALISM

    NEW MCCLATCHY WILL SERVE 30 MARKETS GROWING 50% FASTER THAN U.S. AVERAGE

      MCCLATCHY WILL DIVEST SELECT PAPERS OUTSIDE ITS STRATEGIC OBJECTIVES


SACRAMENTO, CA, and SAN JOSE, CA. March 13, 2006 - The McClatchy Company (NYSE:
MNI) of Sacramento, CA and Knight-Ridder, Inc. (NYSE: KRI) of San Jose, CA today announced they have signed a definitive agreement under which McClatchy will acquire Knight Ridder in a transaction valued at $67.25 per share consisting of $40.00 in cash and a fixed fraction of .5118 of a Class A McClatchy share. The transaction values Knight Ridder at approximately $6.5 billion, including approximately $2.0 billion in assumed debt at closing.

The expanded McClatchy Company will have 32 daily newspapers and approximately 50 non-dailies after the planned sale of 12 Knight Ridder papers. McClatchy's dailies will then have a combined daily circulation of about 3.2 million, making it the nation's second largest newspaper company measured by daily circulation. McClatchy stated that it would have had 2005 pro forma revenues of $2.83 billion and combined pro forma EBITDA of $754 million assuming full year ownership of all retained papers, after planned divestitures which contribute $219 million of EBITDA, and before cost synergies. The transaction is expected to be accretive to free cash flow (net income after adding back depreciation and amortization, minus capital expenditures) in the mid-teens percent and dilutive to GAAP earnings per share in the mid-single digit range in the first year after closing, becoming EPS accretive by 2008.

As a result, McClatchy will own leading newspapers in many of the fastest growing markets nationwide. Papers to be added through this transaction include the MIAMI HERALD, KANSAS CITY STAR, FORT WORTH STAR-TELEGRAM and CHARLOTTE OBSERVER. They will join McClatchy's 12 papers serving cities like Minneapolis, MN; Sacramento, CA; and Raleigh, NC. In addition, McClatchy combined with Knight Ridder will have an expanded network of valuable internet assets including the national Real Cities network, a one-third stake in the leading jobs site CareerBuilder, and other attractive interactive businesses.

CAPTURING A BROADER AUDIENCE

"Opportunities like this come perhaps once in a company's lifetime, and we're thrilled to have this chance to extend McClatchy journalism and our proven newspaper operations to 20 high-quality newspapers in high-growth markets," said Gary Pruitt, Chairman and Chief Executive Officer of McClatchy. "Our two companies operate in the finest traditions of American journalism, devoted to independent, public interest reporting and the highest ethical values. Combining the two creates a company particularly well-positioned to lead the way in a changing media landscape. It's truly a chance for McClatchy to do more of what it does best."

The acquisition builds on McClatchy's track record of successfully acquiring and integrating newspapers. The company first moved beyond its California base by acquiring THE ANCHORAGE DAILY NEWS in 1979. It later added the NEWS TRIBUNE (Tacoma) in 1986; the NEWS & Observer (Raleigh) in 1995; the STAR TRIBUNE (Minneapolis) in 1998; and SUN STAR (Merced, CA) in 2004. The Knight Ridder papers to be retained are a good geographic fit with McClatchy's current portfolio, generally located in regions where McClatchy has deep history and experience. Once integrated, the new McClatchy will operate the leading local media companies in 30 of the country's premium growth markets, each generally employing the market's largest news staff and largest sales force, and enjoying the leading online presence and the largest share of local advertising.

`A SIMILAR MISSION'

Knight Ridder Chairman and CEO Tony Ridder said, "Knight Ridder and McClatchy share many similar - and important - values, most notably a commitment to quality journalism, fairness to our employees and service to our communities. The joining of so many Knight Ridder newspapers under McClatchy's banner will enable them to continue to flourish in an environment of excellence and integrity. This transaction, which represents an excellent outcome for shareholders, also concludes a period of considerable uncertainty for many of Knight Ridder's valued and dedicated employees, and I thank them for their perseverance through it. For the 12 newspapers that will be sold, the uncertainty is not over and I regret that very much."

Knight Ridder, which is based in San Jose, CA, is a leading communications company with substantial newspaper and internet assets, including 32 daily papers in 29 U.S. markets in addition to 50 non-daily newspapers, the Real Cities national network of city and regional websites, and a strong Washington bureau, which will serve the new McClatchy newspapers.

"This deal is a vote of confidence in the newspaper industry as well as our mission-driven commitment to public interest journalism," Mr. Pruitt added. "We strongly believe that good journalism is good business, but that doesn't mean business as usual. We have the opportunity to apply tested, successful management in some of the most promising markets in the country. Although audiences get news in many new ways today, the appetite for independent, useful information is greater than ever, and the opportunities for a news company that meets these needs is unlimited."

As part of the transaction, McClatchy intends to divest 12 Knight Ridder newspapers, mainly located in cities that do not fit the company's longstanding acquisition criteria, chiefly involving growing markets. The largest are the PHILADELPHIA INQUIRER and SAN JOSE MERCURY NEWS. Others include Knight Ridder's other Philadelphia paper, the DAILY NEWS; AKRON BEACON JOURNAL (OH); WILKES BARRE TIMES LEADER (PA); ABERDEEN AMERICAN NEWS (SD); GRAND FORKS HERALD (ND); FT.

WAYNE NEWS- SENTINEL (IN); CONTRA COSTA TIMES (CA); MONTEREY HERALD (CA); and DULUTH NEWS TRIBUNE (MN). The ST. PAUL PIONEER PRESS (MN) is to be sold due to anticipated anti-trust concerns involving McClatchy's (Minneapolis) STAR TRIBUNE.

"These are terrific publications but simply do not fit with our long-standing acquisition and operating strategies," said Mr. Pruitt.

TERMS AND CONDITIONS

Under the terms of the agreement, shareholders of Knight Ridder will receive $40.00 in cash and a fixed fraction of .5118 of a share of McClatchy Class A stock for a total per share consideration of $67.25 based upon the closing price for McClatchy on March 10, 2006 of $53.24. At the transaction's closing, McClatchy will have approximately 54.9 million Class A shares outstanding and
26.2 million Class B shares. The transaction is subject to customary terms and conditions, including approval by the Knight Ridder shareholders and is expected to close in three to four months. Holders of McClatchy Class B stock acting by written consent have adopted the merger agreement, approved the issuance of the shares in the merger and approved an amendment to McClatchy's restated certificate of incorporation to increase the authorized Class A common stock from 100 million shares to 200 million shares in connection with the merger. No further vote of McClatchy's stockholders is required.

Knight Ridder generated $3.1 billion in revenue and $638 million in EBITDA in 2005, pro forma for full year ownership of all Knight Ridder newspapers. Based upon adjusted transaction value of $6.0 billion, after valuing Knight Ridder's off balance sheet assets at approximately $500 million, the transaction represents a multiple of 9.5x 2005 EBITDA, before taking into account $60 million in pro forma cost synergies. Including these synergies, the multiple is 8.7x 2005 EBITDA.

McClatchy will be adding two Knight Ridder directors to its board.

McClatchy will finance the transaction with a $3.75 billion bank debt facility. It has received commitments from Bank of America, N.A. and JPMorgan Chase Bank, N.A. to underwrite the financing for the purchase.

Credit Suisse served as financial advisor to McClatchy and Goldman, Sachs & Co. and Morgan Stanley advised Knight Ridder in connection with this transaction. Wilson Sonsini Goodrich & Rosati served as legal counsel to McClatchy and Wachtell, Lipton, Rosen & Katz, and Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to Knight Ridder.

INVESTOR AND ANALYST CALL

McClatchy will host a call for investors and analysts on Monday, March 13, at 10:00 AM (EST).

                                      URL:
                            http://www.mcclatchy.com

                         TOLL-FREE DIAL-IN: 800-238-9007
                      INTERNATIONAL DIAL-IN: (719) 457-2622

              PASSCODE: 4953143 (DIAL *0 FOR TECHNICAL ASSISTANCE)

Please dial in 10 minutes prior to start time. Be aware that only Microsoft Windows environments can support the visual portion of the presentation and Internet Explorer is the recommended browser. Pop-up blockers must be disabled to view the presentation. The audio and visual slide presentation will also be accessible at McClatchy's website after the call: www.mcclatchy.com

                                      # # #

The McClatchy Company, headquartered in Sacramento, CA, is a leading newspaper and internet publisher. It publishes 12 daily and 17 non-daily newspapers located in western coastal states, North and South Carolina, and the Twin Cities of Minneapolis/St. Paul. McClatchy has daily circulation of 1.4 million and Sunday circulation of 1.8 million. McClatchy's newspapers include, among others, the STAR TRIBUNE in Minneapolis, the SACRAMENTO BEE, the FRESNO BEE and the MODESTO BEE in California, the NEWS & Observer (Raleigh, NC), the NEWS TRIBUNE (Tacoma, WA), the ANCHORAGE DAILY NEWS and VIDA EN EL VALLE, a bilingual Spanish weekly newspaper distributed throughout California's Central Valley. McClatchy also operates leading local websites in each of its daily newspaper markets, offering readers information, comprehensive news, advertising, e-commerce and other services, and owns and operates McClatchy Interactive, an interactive operation that provides websites with content, publishing tools and software development. McClatchy is listed on the New York Stock Exchange under the symbol
(MNI).
Knight Ridder is one of the nation's leading providers of news, information and advertising, in print and online. The company publishes 32 daily newspapers in 29 U.S. markets, with a readership of 8.5 million daily and 11.0 million Sunday. It has Web sites in all of its markets and a variety of investments in internet and technology companies. It publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. The company's internet operation, Knight Ridder Digital, develops and manages the company's online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional web sites in more than 110 U.S. markets. Knight Ridder and Knight Ridder Digital are headquartered in San Jose, CA.



SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this press release regarding the proposed transaction between McClatchy and Knight Ridder, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, the divestiture plan, future opportunities for the company and any other statements about McClatchy or Knight Ridder managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of McClatchy to successfully integrate Knight Ridder's operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in each of McClatchy's and Knight Ridder's Annual Reports on Form 10-K for the year ended December 25, 2005. McClatchy and Knight Ridder disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

A reconciliation of non-GAAP financial measures to the corresponding GAAP measure and a reconciliation of pro forma financial measures to actual financial results are available in the Investor Relations section of our website at http://www.mcclatchy.com/investor/gaap_nongaap/.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and McClatchy and Knight Ridder plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about McClatchy, Knight Ridder, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50
W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.




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